UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

December 18, 2012 (December 13, 2012)
Date of report (Date of earliest event reported)

Gramercy Capital Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32248	06-1722127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

420 Lexington Avenue	10170
New York, New York	(Zip Code)
(Address of Principal Executive Offices)

(212) 297-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing of obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders (the "Annual Meeting") of Gramercy Capital Corp. (the "Company") was held on December 13, 2012, at which 42,415,043 shares of the Company's common stock were represented in person or by proxy representing approximately 77.64% of the issued and outstanding shares of the Company's common stock entitled to vote. At the Annual Meeting, the Company's stockholders (i) elected the six directors named below to serve until the Company's 2013 Annual Meeting of Stockholders and until their successors are duly elected and qualify; (ii) ratified the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012; and (iii) approved, by an affirmative vote of 78.33%, on a non-binding advisory basis, the compensation of the Company's named executive officers. The proposals are described in detail in the Company's 2012 Proxy Statement relating to the Annual Meeting.

The final results for the votes regarding each proposal are set forth below.

(i)  The voting results with respect to the election of each director were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Allan J. Baum	16,525,860	3,215,302	22,673,881
Gordon F. DuGan	18,582,015	1,159,147	22,673,881
Gregory F. Hughes	18,583,236	1,157,926	22,673,881
Marc Holliday	17,557,963	2,183,199	22,673,881
Jeffrey E. Kelter	16,519,092	3,222,070	22,673,881
Charles S. Laven	16,517,735	3,223,427	22,673,881

(ii) The voting results with respect to the ratification of the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,048,114	216,579	1,150,350	0

(iii) The voting results with respect to the approval, on a non-binding advisory basis, of the compensation of the Company's named executive officers were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
15,463,623	4,108,216	169,323	22,673,881

(b)  A special meeting (the "Special Meeting") of holders of the Company's 8.125% Series A Cumulative Redeemable Preferred Stock ("Series A Preferred Stock") was held on December 13, 2012, at which 2,302,857 shares of Series A Preferred Stock were represented in person or by proxy representing approximately 65.31% of the issued and outstanding shares of Series A Preferred Stock entitled to vote. At the Special Meeting, the holders of the Series A Preferred Stock elected the director named below to serve on the Company's Board of Directors until the 2013 annual meeting of stockholders, special meeting held in lieu thereof or his successor is elected and qualified; provided, however, that the term of such director will automatically terminate if and when all arrears in dividends on the Series A Preferred Stock then outstanding are paid and full dividends thereon for the then current quarterly dividend period have been paid or declared and set apart for payment. The proposal is described in detail in the Company's 2012 Proxy Statement relating to the Special Meeting.

The final results for the votes regarding the proposal were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
William H. Lenehan	2,297,612	5,245	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 18, 2012

GRAMERCY CAPITAL CORP.

By:	/s/ Jon W. Clark
	Name:	Jon W. Clark
	Title:	Chief Financial Officer